UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     November 23, 2022

BMO 2022-C3 Mortgage Trust

(Exact name of issuing entity)

(Central Index Key number of issuing entity: 0001942599)

BMO Commercial Mortgage Securities LLC

(Exact name of the depositor as specified in its charter)

(Central Index Key number of depositor: 0001861132)

Bank of Montreal

(Central Index Key number: 0000927971)

Citi Real Estate Funding Inc.

(Central Index Key number 0001701238)

3650 Real Estate Investment Trust 2 LLC

(Central Index Key number: 0001840727)

LMF Commercial, LLC

(Central Index Key number: 0001592182)

UBS AG

(Central Index Key number 0001685185)

Sabal Capital II, LLC

(Central Index Key number: 0001942310)

ReadyCap Commercial, LLC

(Central Index Key number: 0001527590)

Sutherland Asset I, LLC

(Central Index Key number: 0001527590)

Starwood Mortgage Capital LLC

(Central Index Key number 0001548405)

(Exact name of sponsors as specified in their charters)

Delaware	333-255934-03	86-2713125
(State or other jurisdiction	(Commission File Number	(IRS Employer Identification
of incorporation of depositor)	of issuing entity)	No. of depositor)

151 West 42nd Street
New York, New York		10036
(Address of principal executive offices of depositor)		(Zip Code of depositor)

Depositor’s telephone number, including area code     (212) 885-4000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On October 7, 2022 (the “Closing Date”), BMO 2022-C3 Mortgage Trust (the “Issuing Entity”) issued the BMO 2022-C3 Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2022-C3, pursuant to a Pooling and Servicing Agreement, dated as of October 1, 2022 (the “Pooling and Servicing Agreement”), between BMO Commercial Mortgage Securities LLC, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and as special servicer, Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, and Computershare Trust Company, National Association, as certificate administrator and as trustee. The Pooling and Servicing Agreement was filed as Exhibit 4.1 to the Current Report on Form 8-K with respect to the Issuing Entity, dated October 7, 2022 and filed with the Securities and Exchange Commission (the “Commission”) under Commission File Number 333-255934-03. Unless otherwise provided herein, capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

As of the Closing Date, (i) the Whole Loan (the “469 7th Avenue Whole Loan”) relating to the Mortgage Loan identified on the Mortgage Loan Schedule as 469 7th Avenue (the “469 7th Avenue Mortgage Loan”) and (ii) the Whole Loan (the “Wells Fargo Center Tampa Whole Loan” and, together with the 469 7th Avenue Whole Loan, the “Servicing Shift Whole Loans”) relating to the Mortgage Loan identified on the Mortgage Loan Schedule as Wells Fargo Center Tampa (the “Wells Fargo Center Tampa Mortgage Loan” and, together with the 469 7th Avenue Mortgage Loan, the “Servicing Shift Mortgage Loans”) were required to be serviced and administered pursuant to the Pooling and Servicing Agreement.

On November 3, 2022, the respective Servicing Shift Lead Notes relating to the Servicing Shift Mortgage Loans were contributed to the commercial mortgage securitization transaction (the “Benchmark 2022-B37 Securitization”) involving the issuance of the Benchmark 2022-B37 Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2022-B37 (the “Benchmark 2022-B37 Certificates”). Upon the issuance of the Benchmark 2022-B37 Certificates, the servicing and administration of the Servicing Shift Whole Loans are required to be transferred from the Pooling and Servicing Agreement to the pooling and servicing agreement governing the issuance of the Benchmark 2022-B37 Certificates, dated as of October 1, 2022 (the “Benchmark 2022-B37 Pooling and Servicing Agreement”), between GS Mortgage Securities Corporation II, as depositor (the “Benchmark 2022-B37 Depositor”), Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.

The Benchmark 2022-B37 Pooling and Servicing Agreement, in the form most recently filed with the Commission by or on behalf of the Benchmark 2022-B37 Depositor, is attached hereto as Exhibit 4.1.

The servicing terms of the Benchmark 2022-B37 Pooling and Servicing Agreement applicable to the servicing of the Servicing Shift Mortgage Loans are substantially similar to the servicing terms of the Pooling and Servicing Agreement, as described in the section captioned “The Pooling and Servicing Agreement” in the Prospectus (the “Prospectus”) with respect to the Issuing Entity filed on October 7, 2022 pursuant to Rule 424(b)(2) under Commission File Number 333-255934-03, but will differ in certain respects as described below and, treating the Benchmark 2022-B37 Pooling and Servicing Agreement as an Outside Servicing Agreement thereunder, in the subsection captioned “The Pooling and Servicing Agreement—Servicing of the Outside Serviced Mortgage Loans” in the Prospectus.

•	The Outside Servicer under the Benchmark 2022-B37 Pooling and Servicing Agreement earns a primary servicing fee with respect to each Servicing Shift Mortgage Loan that is to be calculated at 0.00125% per annum.
•	Upon a Servicing Shift Whole Loan becoming a specially serviced loan under the Benchmark 2022-B37 Pooling and Servicing Agreement, the related Outside Special Servicer will earn a special servicing fee payable monthly with respect to such Servicing Shift Whole Loan accruing at a rate equal to the greater of (i) a per annum rate of 0.25% and (ii) the per annum rate that would result in a special servicing fee of $5,000 for the related month.
•	In connection with a workout of a Servicing Shift Whole Loan, the related Outside Special Servicer will be entitled to a workout fee equal to 1.00% of each collection (other than penalty charges) of interest and principal (other than any amount for which a liquidation fee would be paid) received on such corrected Servicing Shift Whole Loan for so long as it remains a corrected Whole Loan. Such workout fee is subject to a minimum of $25,000 and a cap of $1,000,000 with respect to any particular workout of a Servicing Shift Whole Loan.
•	The related Outside Special Servicer will be entitled to a liquidation fee of 1.00% of the related payments or proceeds received in connection with the liquidation of a Servicing Shift Whole Loan or related REO Property. Such liquidation fee is subject to a minimum of $25,000 and a cap of $1,000,000 with respect to a Servicing Shift Whole Loan.

Item 9.01.	Financial Statements and Exhibits.

(d)       Exhibits

Exhibit No.	Description

Exhibit 4.1	Benchmark 2022-B37 Pooling and Servicing Agreement

Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 23, 2022	BMO COMMERCIAL MORTGAGE
SECURITIES LLC

	By:	/s/ Paul Vanderslice
		Name:	Paul Vanderslice
		Title:	Chief Executive Officer

BMO 2022-C3 – Form 8-K